Exhibit 10.3.4

CERTIFICATION AND AMENDMENT TO TNFINC TERM SHEET

WHEREAS, the Teamsters National Freight Industry Negotiating Committee (“TNFINC”) and YRC Worldwide Inc., YRC, Inc., USF Holland, Inc. and New Penn Motor Express, Inc. (collectively “YRCW”), entered into an Agreement for the Restructuring of the YRC Worldwide, Inc. Operating Companies dated September 24, 2010 (“Restructuring Agreement”), which sets forth various modifications to the National Master Freight Agreement (“NMFA”) and related Supplemental Agreements, as they apply to the Employer;

WHEREAS, a Term Sheet (the “Term Sheet”) negotiated contemporaneously with and included as part of the Restructuring Agreement conditions these NMFA modifications on, among other things, the satisfactory entry into and consummation of a capital transaction that results in an additional equity investment in the Company acceptable to TNFINC (the “Capital Event”);

WHEREAS, the “Capital Event” and “Timing” sections of the Term Sheet require YRCW (i) on or before December 31, 2010 (or such later date as TNFINC may agree in its sole discretion) (the “Documentation Deadline”) to enter into definitive documentation with respect to and (ii) on or before March 31, 2011 (or such later date as TNFINC may agree in its sole discretion) (the “Closing Deadline”) to consummate, the Capital Event;

WHEREAS, TNFINC, in its sole discretion, has decided that it is in the best interest of the employees it represents to agree to extend each of the Documentation Deadline and Closing Deadline, subject to the conditions set forth hereinafter;

Now, therefore, subject to the conditions and terms set forth below, TNFINC and YRCW hereby agree:

1.	Extensions

(a) (i) The Documentation Deadline is extended to March 15, 2011, and (ii) the Closing Deadline is extended to May 13, 2011 (or, in the case of each of the foregoing clauses (i) and (ii), such later date as TNFINC may agree in its sole discretion); and

(b) The wage, work rule and pension concessions set forth in the Restructuring Agreement (“Concessions”) shall continue in effect during the Extension Period (as defined below).

2.	Conditions. Unless otherwise agreed to or waived in writing by TNFINC, the extensions set forth in Section 1 above shall remain effective only so long as:

(a) The board of directors of YRCW has not authorized YRCW (or any of its subsidiaries) to file voluntary bankruptcy petitions and/or no involuntary bankruptcy petition has been filed against YRCW (or any of its subsidiaries);

(b) the lenders under that certain Credit Agreement (as amended, modified or supplemented from time to time, the “Credit Agreement”), dates as of August 17, 2007, by and among YRCW and certain of its affiliates, JPMorgan Chase Bank, National Association, as Administrative Agent and the lenders a party thereto (collectively, the “Credit Agreement Lenders”) have not demanded the payment of principal and interest as a result of the occurrence of an Event of Default (as defined in the Credit Agreement);

(c) the lenders (the “Facility Lenders”) under the Third Amended and Restated Receivables Purchase Agreement, dated as of April 18, 2008 (as amended, modified or supplemented from time to time, the “Facility”) continue to fund in accordance with the terms of the Facility and past practice;

(d) there has not been a material Event of Default (as defined in the Credit Agreement) or a material Servicer Default (as defined in the Facility) that has not been cured or waived under the terms of the Credit Agreement or Facility, that results in a material adverse action or exercise of remedies by the Credit Agreement Lenders or Facility Lenders, as applicable, against YRCW or its subsidiaries; provided that for this sub-part (d), TNFINC must give 5 Business Days prior written notice to YRCW of its election to terminate the extensions set forth in Section 1 above based on this sub-section (d);

(e) Each of Amendment No. 19 to the Credit Agreement, dated as of December 20, 2010 (the “Credit Agreement Amendment”), Amendment No. 20 to the Third Amended and Restated Purchase Agreement, dated as of December 21, 2010 (the “Facility Amendment”), Amendment No. 7 to the Contribution Deferral Agreement, dated as of December 30, 2010 (the “CDA Amendment”), and such documentation to reflect the effectiveness of the MEPPA Non-Permanent Pension Contribution Termination extension (the “Other Documentation,” and, together with the Credit Agreement Amendment, the Facility Amendment, and the CDA Amendment, the “Extension Documentation”) are satisfactory to TNFINC in its sole discretion; provided, that TNFINC hereby acknowledges that all Extension Documentation in effect as of the date hereof are satisfactory;

(f) YRCW has not, without the written consent of TNFINC entered into to any effective amendment, modification or waiver to the Credit Agreement which either (x) grants (or agrees to grant) additional Collateral (as defined therein) to the Credit Agreement Lenders to the extent such Collateral (or agreement to grant) is not required by the Credit Agreement as of the date hereof or (y) requires YRCW to make incremental payments of interest, fees or principal to Credit Agreement Lenders not required as of the date hereof;

(g) The Credit Agreement Lenders or the Facility Lenders have not terminated their existing deferral of fees and interest under the Credit Agreement or the Facility provided that for this sub-part (g), TNFINC must give 5 Business Days prior written notice to YRCW of its election to terminate the extensions set forth in Section 1 above based on this sub-section (g); and

(h) YRCW has provided TNFINC written certification on or prior to Friday of each calendar week (and if such Friday is not a business day, the immediately following business day) pursuant to which YRCW certifies that the conditions set forth in clauses (a-c), and (f) are satisfied as of such date.

The extensions set forth in Section 1 shall automatically terminate on the earlier to occur of the failure to satisfy or noncompliance with any of the conditions set forth in this Section 2 (other than 2(e) or other than 2(d) or 2(g), which shall terminate upon giving the required notice) regardless of whether TNFINC has notice or knowledge of such failure or noncompliance, or the date on which YRCW (or any of its subsidiaries) files for protection under Chapter 7 or 11 of the Bankruptcy Code or an involuntary petition for bankruptcy is filed against YRCW (or any of its subsidiaries), but in no event shall the extensions described in Section 1 above extend beyond May 13, 2011 unless extended by TNFINC in its sole discretion at such time (such time period, the “Extension Period”). For the avoidance of doubt, unless otherwise agreed to or waived in writing by TNFINC, the Extension Period and Concessions shall automatically terminate at such time as any of the conditions to extension set forth in this Section 2 (other than 2(e) or other than 2(d) or 2(g), which shall terminate upon giving the required notice) have not been satisfied or waived.

3.	Remedies

YRCW agrees that, upon the earlier to occur of (i) a Chapter 7 or Chapter 11 petition being filed by or against YRCW (or any of its subsidiaries) or (ii) termination or expiration of the Concessions, the Concessions shall automatically become a claim against YRCW and YRCW shall owe to TNFINC, on behalf of and for the benefit of the IBT members, an amount equal to the value of the Concessions given or provided to YRCW (or any of subsidiaries) prior to the date of such occurrence.

4.	Ratification.

Except as specifically modified in this Certification, all contractual rights provided under the Restructuring Agreement shall remain in full force and effect.

5.	Definitions

All capitalized terms shall have the meanings set forth in the Restructuring Agreement unless otherwise specified. “Concessions” shall mean the wage, work rule, and pension concessions set forth in the Restructuring Agreement.

6.	Miscellaneous

The parties to the Credit Agreement may rely on this Certification. This Certification may be signed in one or more counterparts, each of which shall constitute an original, but all of which when taken together shall be considered one document.

THE NATIONAL FREIGHT INDUSTRY NEGOTIATING COMMITTEE

By:

YRC WORLDWIDE INC.

By:

YRC INC.

By:

USF HOLLAND, INC.

By:

NEW PENN MOTOR EXPRESS, INC.

By:

CERTIFICATION AND SECOND AMENDMENT TO TNFINC TERM SHEET

WHEREAS, the Teamsters National Freight Industry Negotiating Committee (“TNFINC”) and YRC Worldwide Inc., YRC, Inc., USF Holland, Inc. and New Penn Motor Express, Inc. (collectively “YRCW” and together with TNFINC, the “Parties”), entered into an Agreement for the Restructuring of the YRC Worldwide, Inc. Operating Companies dated September 24, 2010 (“Restructuring Agreement”), which sets forth various modifications to the National Master Freight Agreement (“NMFA”) and related Supplemental Agreements, as they apply to the Employer;

WHEREAS, a Term Sheet (as amended by that certain Certification and Amendment to TNFINC Term Sheet dated as of December 31, 2010, the “Term Sheet”) negotiated contemporaneously with and included as part of the Restructuring Agreement conditions these NMFA modifications on, among other things, the satisfactory entry into and consummation of a capital transaction that results in an additional equity investment in the Company acceptable to TNFINC (the “Capital Event”);

WHEREAS, the “Capital Event” and “Timing” sections of the Term Sheet require YRCW (i) on or before March 15, 2011 (or such later date as TNFINC may agree in its sole discretion) (the “Documentation Deadline”) to enter into definitive documentation with respect to and (ii) on or before May 13, 2011 (or such later date as TNFINC may agree in its sole discretion) (the “Closing Deadline”) to consummate, the Capital Event;

WHEREAS, TNFINC, YRC Worldwide Inc., the Steering Group of the Informal Group of Unaffiliated Lenders, and JPMorgan Chase Bank, National Association, as administrative agent, negotiated and agreed upon the terms of that certain non-binding term sheet titled “YRC Worldwide Inc. Summary of Principal Terms of Proposed Restructuring,” dated February 22, 2011; and

WHEREAS, the Parties wish to enter into this Certification and Second Amendment for the sole purpose of extending each of the Documentation Deadline and the Closing Deadline, as set forth hereinafter.

Now, therefore, TNFINC and YRCW hereby agree as follows:

1.	(a) The Documentation Deadline is extended to April 29, 2011, and (b) the Closing Deadline is extended to July 22, 2011 (or, in the case of each of the foregoing clauses (a) and (b), such later date as TNFINC may agree in its sole discretion).

2.	The Concessions shall continue in effect during the Extension Period.

3.	Conditions. Unless otherwise agreed to or waived in writing by TNFINC, the extensions set forth in Section 1 above shall remain effective only so long as:

(a) The board of directors of YRCW has not authorized YRCW (or any of its subsidiaries) to file voluntary bankruptcy petitions and/or no involuntary bankruptcy petition has been filed against YRCW (or any of its subsidiaries);

(b) the lenders under that certain Credit Agreement (as amended, modified or supplemented from time to time, the “Credit Agreement”), dated as of August 17, 2007, by and among YRCW and certain of its affiliates, JPMorgan Chase Bank, National Association, as Administrative Agent and the lenders a party thereto (collectively, the “Credit Agreement Lenders”) have not demanded the payment of principal and interest as a result of the occurrence of an Event of Default (as defined in the Credit Agreement);

(c) the lenders (the “Facility Lenders”) under the Third Amended and Restated Receivables Purchase Agreement, dated as of April 18, 2008 (as amended, modified or supplemented from time to time, the “Facility”) continue to fund in accordance with the terms of the Facility and past practice;

(d) there has not been a material Event of Default (as defined in the Credit Agreement) or a material Servicer Default (as defined in the Facility) that has not been cured or waived under the terms of the Credit Agreement or Facility, that results in a material adverse action or exercise of remedies by the Credit Agreement Lenders or Facility Lenders, as applicable, against YRCW or its subsidiaries; provided that for this sub-part (d), TNFINC must give 5 Business Days prior written notice to YRCW of its election to terminate the extensions set forth in Section 1 above based on this sub-section (d);

(e) Each of Amendment No. 20 to the Credit Agreement, dated as of February 28, 2011 (the “Credit Agreement Amendment”), Amendment No. 22 to the Third Amended and Restated Purchase Agreement, dated as of February 28, 2011 (the “Facility Amendment”), Amendment No. 8 to the Contribution Deferral Agreement, dated as of February 28, 2011 (the “CDA Amendment” and, together with the Credit Agreement Amendment and the Facility Amendment, the “Extension Documentation”) are satisfactory to TNFINC in its sole discretion; provided, that TNFINC hereby acknowledges that all Extension Documentation in effect as of the date hereof are satisfactory;

(f) YRCW has not, without the written consent of TNFINC, entered into to any effective amendment, modification or waiver to the Credit Agreement which either (x) grants (or agrees to grant) additional Collateral (as defined therein) to the Credit Agreement Lenders to the extent such Collateral (or agreement to grant) is not required by the Credit Agreement as of the date hereof or (y) requires YRCW to make incremental payments of interest, fees or principal to Credit Agreement Lenders not required as of the date hereof;

(g) The Credit Agreement Lenders or the Facility Lenders have not terminated their existing deferral of fees and interest under the Credit Agreement or the Facility; provided that for this sub-part (g), TNFINC must give 5 Business Days prior written notice to YRCW of its election to terminate the extensions set forth in Section 1 above based on this sub-section (g); and

(h) YRCW has provided TNFINC written certification on or prior to Friday of each calendar week (and if such Friday is not a business day, the immediately following business day) pursuant to which YRCW certifies that the conditions set forth in clauses (a-c), and (f) are satisfied as of such date.

The extensions set forth in Section 1 shall automatically terminate on the earlier to occur of the failure to satisfy or noncompliance with any of the conditions set forth in this Section 3 (other than 3(e) or other than 3(d) or 3(g), which shall automatically terminate upon giving the required notice) regardless of whether TNFINC has notice or knowledge of such failure or noncompliance, or the date on which YRCW (or any of its subsidiaries) files for protection under Chapter 7 or 11 of the Bankruptcy Code or an involuntary petition for bankruptcy is filed against YRCW (or any of its subsidiaries), but in no event shall the extensions described in Section 1 above extend beyond the earlier of (i) April 29, 2011 in the event that YRCW fails to enter into definitive documentation that is acceptable to TNFINC (in its sole discretion) with respect to the Capital Event, or (ii) July 22, 2011 in the event that the Capital Event is not consummated, unless such dates are extended by TNFINC in its sole discretion at such time (such time period, the “Extension Period”). For the avoidance of doubt, unless otherwise agreed to or waived in writing by TNFINC, the Extension Period and Concessions shall automatically terminate at such time as any of the conditions to extension set forth in this Section 3 (other than 3(e) or other than 3(d) or 3(g), which shall terminate upon giving the required notice) have not been satisfied or waived.

4.	Ratification

Notwithstanding anything to the contrary contained herein, except with respect to the Documentation Deadline and the Closing Deadline, all contractual rights provided under the Restructuring Agreement and the Term Sheet shall remain in full force and effect.

5.	Definitions

All capitalized terms shall have the meanings set forth in the Restructuring Agreement unless otherwise specified. “Concessions” shall mean the wage, work rule, and pension concessions set forth in the Restructuring Agreement.

6.	Miscellaneous

The parties to the Credit Agreement may rely on this Certification. This Certification may be signed in one or more counterparts, each of which shall constitute an original, but all of which when taken together shall be considered one document.

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THE NATIONAL FREIGHT INDUSTRY NEGOTIATING COMMITTEE

By:

YRC WORLDWIDE INC.

By:

YRC INC.

By:

USF HOLLAND, INC.

By:

NEW PENN MOTOR EXPRESS, INC.

By: